LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Franklin Templeton Multi-Factor International Equity Fund Supplement Dated September 1, 2023 to the Summary and Statutory Prospectuses dated May 1, 2023

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Franklin Templeton Multi-Factor International Equity Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, Joseph Giroux, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information related to Franklin Advisers, Inc. (“FAV”) under Portfolio Managers on page 4 of the Summary and Statutory Prospectuses:

FAV Portfolio Managers	Company Title	Experience with Fund
Sundaram Chettiappan, CFA	Vice President and Portfolio Manager	Since April 2023
Chandrakanth Seethamraju, Ph.D	Senior Vice President and Head of Systematic Strategies Portfolio Management	Since April 2023

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3.	The following replaces the information under Management and Organization —FAV Portfolio Managers on page 9 of the Statutory Prospectus:

Sundaram Chettiappan and Chandrakanth Seethamraju are responsible for the day-to-day management of the Fund’s assets.

Sundaram Chettiappan, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Investment Solutions (FTIS). Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at Balyasny Asset Management where he was a Senior Quantitative Researcher building deep fundamental sector-based long/short models within the Systematic Strategies group. Mr. Chettiappan holds a Bachelor of Engineering Computer Sciences and Engineering degree from College of Engineering Guindy, Anna University and a Master of Quantitative and Computational Finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.

Chandra Seethamraju is the Head of Systematic Strategies portfolio management at Franklin Templeton Investment Solutions. Prior to joining Franklin Templeton in 2013, Dr. Seethamraju was involved with GTAA strategies as well as quantitative, active equity stock selection strategies for a major U.S. asset management firm. Dr. Seethamraju holds a Bachelor of Commerce from Osmania University in Hyderabad, India and an MBA with a concentration in Finance from the LeBow College of Business at Drexel University. Dr. Seethamraju earned his Ph.D. in business administration with a focus on accounting from the Stern School of Business at New York University.

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